Exhibit 99.5

RTI SURGICAL, INC. AND SUBSIDIARIES

Unaudited Pro Forma Condensed Combined Balance Sheet

As of June 30, 2013

(In thousands)

	Historical
	RTI Surgical, Inc.	Pioneer Surgical Technology, Inc.	Pro Forma Adjustments		Combined Pro Forma
			(see note 2)
Assets
Current Assets:
Cash and cash equivalents	$39,393	$918	$(23,659	) a,s	$16,652
Accounts receivable - net	21,938	12,300	—		34,238
Inventories - net	79,357	28,608	1,685	b	109,650
Prepaid and other current assets	6,467	838	116	c	7,421
Deferred tax assets - net	13,597	5,385	(5,385	) d	13,597
Refundable taxes	—	673	—		673

Total current assets	160,752	48,722	(27,243)		182,231
Property, plant and equipment - net	51,350	16,083	—		67,433
Deferred tax assets - net	9,428	4,113	(4,113	) d	9,428
Goodwill	2,062	—	53,331	r	55,393
Other intangible assets - net	12,798	1,504	26,496	e	40,798
Other assets - net	638	228	13,464	c,f	14,330

Total assets	$237,028	$70,650	$61,935		$369,613

Liabilities and Stockholders’ Equity
Current Liabilities:
Accounts payable	$13,532	$4,320	$—		$17,852
Accrued expenses	16,226	6,940	—		23,166
Current portion of deferred revenue	4,682	277	—		4,959
Current portion of long-term obligations	27	2,051	(2,051	) g	27

Total current liabilities	34,467	13,588	(2,051)		46,004
Line of credit	—	3,357	(3,357	) g	—
Long-term obligations - less current portion	—	7,106	52,894	g,h	60,000
Other long-term liabilities	696	1,228	13,000	i	14,924
Deferred tax liabilities	634	—	2,155	d	2,789
Deferred revenue	17,854	455	—		18,309

Total liabilities	53,651	25,734	62,641		142,026

Common stock subject to redemption	—	201	(201	) j	—
Preferred stock - Series A			48,710	k	48,710
Commitments and contingencies
Stockholders’ equity:
Common stock	56	—	—		56
Preferred stock - Series A	—	65,000	(65,000	) j	—
Preferred stock - Series B	—	31,262	(31,262	) j	—
Notes receivable from sale of common stock	—	(844)	844	j	—
Additional paid-in capital	415,752	—	—		415,752
Accumulated other comprehensive (loss) income	(2,091)	134	(134	) j	(2,091)
Accumulated deficit	(230,273)	(50,837)	46,337	j,s	(234,773)
Less treasury stock	(67)	—	—		(67)

Total stockholders’ equity	183,377	44,715	(49,215)		178,877

Total liabilities and stockholders’ equity	$237,028	$70,650	$61,935		$369,613

See accompanying notes to unaudited pro forma condensed combined financial statements.

RTI SURGICAL, INC. AND SUBSIDIARIES

Unaudited Pro Forma Condensed Combined Statement of Comprehensive (Loss) Income

For the Six Months Ended June 30, 2013

(In thousands, except share and per share data)

Historical
RTI Surgical, Inc.	Pioneer Surgical Technology, Inc.	Pro Forma Adjustments	Combined Pro Forma
(see note 2)
Revenues	$82,731	$42,113	$(137	) l	$124,707
Costs of processing and distribution	44,299	14,373	(137	) l	58,535

Gross profit	38,432	27,740	—	66,172

Expenses:
Marketing, general and administrative	30,718	25,188	1,566	e	57,472
Research and development	6,452	3,283	—	9,735
Litigation settlement	3,000	—	—	3,000
Acquisition expenses	1,495	—	(1,495	) m	—

Total expenses	41,665	28,471	71	70,207

Operating (loss) income	(3,233)	(731)	(71)	(4,035)

Other income (expense):
Interest expense	—	(112)	(568	) c,n	(680)
Interest income	9	4	—	13
Foreign exchange gain	(6)	—	—	(6)
Other expense	—	(405)	—	(405)

Total other income (expense) - net	3	(513)	(568)	(1,078)

Loss before income tax benefit	(3,230)	(1,244)	(639)	(5,113)
Income tax benefit	1,693	629	251	o	2,573

Net (loss) income	(1,537)	(615)	(388)	(2,540)

Convertible preferred dividend	—	—	(1,500	) p	(1,500)

Net (loss) income applicable to common shares	$(1,537)	$(615)	$(1,888)	$(4,040)

Other comprehensive (loss) income:
Unrealized foreign currency translation (loss) gain, net of tax	(315)	67	—	(248)

Comprehensive (loss) income	$(1,852)	$(548)	$(1,888)	$(4,288)

Net loss per common share - basic	$(0.03)	$(0.07)

Net loss per common share - diluted	$(0.03)	$(0.07)

Weighted average shares outstanding - basic	56,146,608	56,146,608	q

Weighted average shares outstanding - diluted	56,146,608	56,146,608	q

See accompanying notes to unaudited pro forma condensed combined financial statements.

RTI SURGICAL, INC. AND SUBSIDIARIES

Unaudited Pro Forma Condensed Combined Statement of Comprehensive (Loss) Income

For the Year Ended December 31, 2012

(In thousands, except share and per share data)

	Historical
	RTI Surgical, Inc.	Pioneer Surgical Technology, Inc.	Pro Forma Adjustments		Combined Pro Forma
			(see note 2)

Revenues	$178,113	$88,180	$(508	) l	$265,785
Costs of processing and distribution	92,896	26,506	(508	) l	118,894

Gross profit	85,217	61,674	—		146,891

Expenses:
Marketing, general and administrative	58,376	51,304	3,132	e	112,812
Research and development	12,231	8,587	—		20,818
Litigation settlement	2,350	—	—		2,350
Asset abandonments	20	—	—		20

Total expenses	72,977	59,891	3,132		136,000

Operating income (loss)	12,240	1,783	(3,132)		10,891

Other income (expense):
Interest expense	—	(571)	(1,136	) c,n	(1,707)
Interest income	185	57	—		242
Foreign exchange gain	19	—	—		19
Gain on embedded Series B derivative	—	1,430	—		1,430
Other expense	—	(430)	—		(430)

Total other income (expense) - net	204	486	(1,136)		(446)

Income before income tax (provision) benefit	12,444	2,269	(4,268)		10,445
Income tax (provision) benefit	(4,042)	8,078	1,622	o	5,658

Net income (loss)	8,402	10,347	(2,646)		16,103

Convertible preferred dividend	—	—	(3,000	) p	(3,000)

Net income (loss) applicable to common shares	$8,402	$10,347	$(5,646)		$13,103

Other comprehensive income (loss):
Unrealized foreign currency translation (loss) gain, net of tax	408	(164)	—		244

Comprehensive income (loss)	$8,810	$10,183	$(5,646)		$13,347

Net income per common share - basic	$0.15				$0.23

Net income per common share - diluted	$0.15				$0.23

Weighted average shares outstanding - basic	55,861,957				55,861,957	q

Weighted average shares outstanding - diluted	56,068,795				56,068,795	q

See accompanying notes to unaudited pro forma condensed combined financial statements.

RTI SURGICAL, INC. AND SUBSIDIARIES

NOTES TO UNAUDITED PRO FORMA CONDENSED COMBINED FINANCIAL STATEMENTS

(In thousands)

Note 1. Basis of Presentation

On July 16, 2013, RTI Surgical, Inc. (“RTI Surgical”) completed the acquisition of Pioneer Surgical Technology, Inc. (“Pioneer Surgical Technology”) which is described in the current report on Form 8-K filed on July 19, 2013. The accompanying unaudited pro forma condensed combined financial statements present the pro forma condensed combined financial position and results of operations of the combined company based upon the historical financial statements of RTI Surgical and Pioneer Surgical Technology, after giving effect to the Pioneer Surgical Technology acquisition and adjustments described in these footnotes, and are intended to reflect the impact of the acquisition on RTI Surgical.

On July 16, 2013, RTI Biologics, Inc. changed its name to RTI Surgical.

The unaudited pro forma condensed combined financial information was prepared using the acquisition method of accounting in accordance with Accounting Standards Codification, or ASC, Topic 805, Business Combinations, or ASC 805. ASC 805 requires, among other things, that most assets acquired and liabilities assumed be recognized at their acquisition date fair values and that the fair value of intangibles are recognized regardless of their intended use. The acquisition method of accounting uses the fair value concepts defined in ASC 820, Fair Value Measurements and Disclosures. ASC 820 defines the term “fair value” and sets forth the valuation requirements for any asset or liability measured at fair value, expands related disclosure requirements and specifies a hierarchy of valuation techniques based on the nature of the inputs used to develop the fair value measures. Fair value is defined in ASC 820 as “the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date.” This is an exit price concept for the valuation of the asset or liability. In addition, market participants are assumed to be buyers and sellers in the principal (or the most advantageous) market for the asset or liability. Fair value measurements for an asset assume the highest and best use by market participants. Accordingly, RTI Surgical may be required to record assets which are not intended to be used or sold and/or to value assets at fair value measures that do not reflect RTI Surgical’ s intended use of such assets. Many of these fair value measurements can be highly subjective and it is also possible that other professionals, applying reasonable judgment to the same facts and circumstances, could develop and support a range of alternative estimated amounts.

The accompanying unaudited pro forma condensed combined financial statements are presented for illustrative purposes only and do not give effect to any cost savings, revenue synergies or restructuring costs which may result from the integration of RTI Surgical and Pioneer Surgical Technology’s operations.

The unaudited pro forma condensed combined balance sheet reflects the acquisition as if it was completed on June 30, 2013 and includes estimated pro forma adjustments for RTI Surgical’ s preliminary internal valuations of all assets acquired and liabilities assumed. These adjustments are subject to further adjustment as additional information becomes available and additional analyses are performed. The unaudited pro forma condensed combined statements of comprehensive (loss) income reflect the acquisition as if it had been completed at the beginning of each period presented.

The pro forma condensed combined balance sheet has been adjusted to reflect the preliminary allocation of the purchase price to identifiable net assets acquired and liabilities assumed and the excess purchase price to goodwill. The purchase price allocation included within these unaudited pro forma condensed combined financial statements is based upon a preliminary cash purchase price of approximately $126,371.

The preliminary purchase price is as follows:

(in thousands)
Cash proceeds from term loan	60,000
Net cash proceeds from preferred share issuance	48,710
Cash from RTI Surgical	17,661

Total purchase price	$126,371

The table below represents a preliminary allocation of the total consideration to Pioneer Surgical Technology’s tangible and intangible assets acquired and liabilities assumed based on management’s preliminary estimate of their respective fair values and potential fair value ranges as of June 30, 2013.

	(in thousands)
	Fair Value at Acquisition	Fair Value Range
Accounts receivable	$12,300	$12,000 - $12,300
Inventory	30,293	20,000 - 40,000
Prepaid and other current assets	1,511	1,000 - 2,000
Property, plant and equipment, net	16,083	15,000 - 20,000
Intangible assets, net	28,000	20,000 - 40,000
Indemnification asset	13,000	10,000 - 13,000
Other assets	228	200 - 250
Accounts payable	(4,320)	(4,320)
Other current liabilities	(7,217)	(5,000 - 10,000)
Other non-current liabilities	(1,683)	(1,500 - 1,750)
Indemnification liability	(13,000)	(10,000 -13,000)
Deferred tax liabilities, net	(2,155)	(0 - 10,000)

Total identifiable net assets acquired	73,040
Goodwill	53,331	45,000 - 60,000

Estimated purchase price	$126,371

Upon completion of the fair value assessment after the acquisition, RTI Surgical anticipates that the ultimate price allocation will differ from the preliminary assessment outlined above. The final amounts allocated to assets acquired and liabilities assumed could differ significantly from the amounts presented in the unaudited pro forma condensed combined financial statements. Any changes to the initial estimates of the fair value of the assets and liabilities will be recorded as adjustments to those assets and liabilities and residual amounts will be allocated to goodwill.

Note 2. Pro Forma Adjustments

The unaudited pro forma condensed combined financial statements have been adjusted for the following:

a.	To reflect cash paid for Pioneer Surgical Technology by RTI Surgical of $17,661, $580 of debt issuance costs, $4,500 of anticipated incremental acquisition costs and excluding $918 of Pioneer Surgical Technology’s cash as part of the debt free, cash free transaction.

b.	A preliminary excess fair value estimate of $1,685 has been allocated to inventories acquired. The assumptions as to the fair value of Pioneer Surgical Technology’s inventory and the estimated useful lives may change as RTI Surgical conducts a valuation of Pioneer Surgical Technology’s inventory following the completion of the acquisition. The pro forma fair value adjustment to inventories acquired is based on Pioneer Surgical Technology’s inventories as of the date of the acquisition, adjusted as follows based on RTI Surgical management’s estimates using the following methods:

1.	Finished goods at estimated selling prices less the sum of costs of disposal and a reasonable profit allowance for the selling effort of a market participant;

2.	Work in process at estimated selling prices of finished goods less the sum of costs to complete, costs of disposal, and a reasonable profit allowance for the completing and selling effort of a market participant based on profit for similar finished goods; and

3.	Raw materials at current replacement costs.

c.	To reflect debt issuance costs as follows:

	Fair Value at Acquisition	Estimated Useful Lives (Years)	Pro Forma Amortization Expense for June 30, 2013	Pro Forma Amortization Expense for December 31, 2012
	(in thousands)

Debt Issuance Costs - Current	$116		$—	$—
Debt Issuance Costs - Long-term	464		58	116

Total	$580	5	$58	$116

d.	Represents the net deferred income tax liability, based on the statutory tax rates of the relevant jurisdictions. The effect of deferred taxes was estimated as follows:

(in thousands)
Deferred income tax effect due to estimated fair value impact for:
Inventory	661
Intangible assets	10,992
Indemnification asset	5,103
Indemnification liability	(5,103)

Estimated adjustments to deferred income taxes	11,653
Pioneer Surgical Technology’s historical deferred tax assets, net	(9,498)

Estimated deferred tax liability, net	2,155

The fair value range of Pioneer Surgical Technology’s historical deferred tax assets, net are expected to be between $7,000 and $10,000.

e.	To reflect the fair value of intangible assets acquired and additional amortization expense due to the adjustment of certain of Pioneer Surgical Technology’s intangible assets to fair value at the time of the acquisition. Pro forma amortization expense for the six months ended June 30, 2013 and the year ended December 31, 2012 of $1,566 and $3,132, respectively, was recorded utilizing the straight-line method of amortization for intangible assets:

	Book Value as of June 30, 2013	Fair Value as of June 30, 2013	Pro Forma Adjustment	Fair Value Range
	(in thousands)

Intangibles, net	$1,504	$28,000	$26,496	$20,000 - $40,000

The table below represents a preliminary allocation of the purchase price to certain long-lived intangible assets of Pioneer Surgical Technology. The preliminary allocation of the purchase price to identifiable intangible assets and the estimated useful lives is as follows:

	Fair Value at Acquisition	Estimated Useful Lives (Years)	Pro Forma Amortization Expense for June 30, 2013	Pro Forma Amortization Expense for December 31, 2012
	(in thousands)

Intellectual Property	$20,250	10	$1,013	$2,025
Distribution agreements	6,750	7	482	964
Other	1,000	7	71	143

Total	$28,000		$1,566	$3,132

f. To reflect indemnification asset for potential litigation and working capital adjustments and long-term debt issuance costs as follows:

(in thousands)
Indemnification asset at acquisition	$13,000
Debt issuance costs - long-term	464

Total	$13,464

g.	To reflect elimination of Pioneer Surgical Technology’s historical debt accounts which were paid off at acquisition by Pioneer Surgical Technology as part of the debt free, cash free transaction.

h.	To reflect the $60,000 term loan as partial payment for Pioneer Surgical Technology, net of the long-term portion of Pioneer Surgical Technology’s historical debt of $7,106.

i.	To reflect the indemnification liability at acquisition for potential litigation and working capital adjustments of Pioneer Surgical Technology.

j.	To reflect elimination of Pioneer Surgical Technology’s historical stockholders’ equity accounts.

k.	To reflect $48,710 in net cash proceeds from RTI Surgical’ preferred share issuance as partial payment for Pioneer Surgical Technology.

l.	To reflect elimination of intercompany revenues.

m.	To reflect the elimination of direct acquisition costs incurred prior to the acquisition.

n.	To reflect the amortization of debt issuance costs and interest expense on the $60,000 term loan at 1.70% per annum.

o.	To reflect adjustments to income tax (provision) benefit for the pro forma adjustments at statutory rates.

p.	To reflect the six month and full year convertible preferred dividend paid quarterly in arrears on the preferred share issuance.

q.	No additional common shares were issued by RTI Surgical with respect to the acquisition of Pioneer Surgical Technology. At the time of the acquisition, the convertible preferred shares were anti-dilutive to the weighted average shares outstanding.

r.	To reflect the pro forma impact of $53,331 of excess preliminary purchase price over the acquired assets and liabilities assumed.

s.	To reflect anticipated incremental acquisition costs of $4,500.